================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K
             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): DECEMBER 19, 2002

                            STERLING CHEMICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                333-04343-01          76-0502785
  (STATE OR OTHER JURISDICTION OF     (COMMISSION        (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      FILE NUMBER)       IDENTIFICATION NO.)

                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 650-3700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

================================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS


Exhibit 99.1 Press release dated December 19, 2002 announcing Sterling Chemicals' emergence from bankruptcy and the execution of a $100 million revolving credit facility.


ITEM 9.  REGULATION FD DISCLOSURE.

         On September 19, 2002, Sterling Chemicals, Inc. issued a press release announcing its emergence from bankruptcy with $60 million in new equity and the execution of a $100 million revolving credit facility led by The CIT Group/Business Credit, Inc. A copy of the press release is set forth as Exhibit
99.1 hereto. This exhibit is not filed but is furnished pursuant to Regulation
FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STERLING CHEMICALS, INC.

Date:  December 20, 2002

                                       By: /s/ R.K. CRUMP
                                           -------------------------------------
                                       Name:   R.K. Crump
                                       Title:  Co-Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit 99.1 Press release dated December 19, 2002 announcing Sterling Chemicals' emergence from bankruptcy and the execution of a $100 million revolving credit facility.